UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

On October 25, 2021, Sachem Capital Corp.’s (the “Company”) Board of Directors (the “Board”) approved and adopted Amendment No. 1 to Schedule 14A (the “Amendment”) to amend Proposal 2 to the Company’s definitive proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on September 10, 2021. The purpose of the Amendment is to reduce the size of the increase in the number of the Company’s preferred shares, par value $0.001 per share (“Preferred Shares”), from 5,000,000 to 2,500,000 shares. A copy of the Amendment is attached hereto as Exhibit 99.1.

In addition, on October 25, 2021, the Board also approved and adopted a resolution pursuant which it agreed that it will not, without prior shareholder approval, issue or use the Preferred Shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan.

On October 13, 2021, at the Annual Meeting, the vote on Proposal 2 was adjourned to Wednesday, November 3, 2021 at 10:00 a.m., Eastern Daylight Saving Time, to give the Company additional time to solicit votes in favor of the proposal. The Annual Meeting will reconvene virtually via the internet at https://meetnow.global/MUUP4LY. (See the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2021.)

The Company encourages all shareholders of record as of August 30, 2021 who have not yet voted on Proposal 2, or who voted against Proposal 2, to vote to approve Proposal 2, by 11:59 PM Eastern Daylight Saving Time on November 2, 2021. Shareholders of record may vote their shares by calling InvestorCom at (877) 972-0090.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amendment No. 1 to Schedule 14A filed on October 25, 2021.*

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* Previously filed pursuant to the Schedule DEFR 14A, filed on October 25, 2021, and incorporated herein by reference.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: October 26, 2021	By:	/s/John L. Villano
John L. Villano, CPA
Chief Executive Officer and Chief Financial Officer

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